UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 3, 2011 (December 31, 2010)

Vanguard Natural Resources, LLC
(Exact name of registrant as specified in its charter)

DELAWARE	001-33756	61-1521161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5847 San Felipe, Suite 3000
Houston, Texas 77057
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (832) 327-2255

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On January 3, 2011, Vanguard Natural Resources, LLC (the “Company”) announced the completion of the acquisition by its wholly-owned subsidiary Vanguard Natural Gas, LLC (“VNG”) of all of the member  interests in Encore Energy Partners GP LLC (“ENP GP”), the general partner of Encore Energy Partners LP (“ENP”) and 20,924,055 common units representing limited partnership interests in ENP (the “ENP Units”) for aggregate consideration of $380.0 million (the “Acquisition”) pursuant to a Purchase Agreement (the “Purchase Agreement”) with Denbury Resources Inc. (“Denbury”), Encore Partners GP Holdings LLC, Encore Partners LP Holdings LLC and Encore Operating, L.P. (collectively, the “Encore Selling Parties” and, together with Denbury, the “Selling Parties”).  The Acquisition was completed on December 31, 2010.

Consistent with its previously announced election, VNG paid $80.0 million of the purchase price by issuing 3,137,255 common units representing limited liability company interests in the Company (“Company Units”) at an agreed upon price of $25.50 per Company Unit (the “Optional Equity Consideration”) and the remainder of the purchase price in cash.  The Company Units were issued to Encore Operating, L.P.

Registration Rights Agreement

In connection with closing of the Acquisition and the issuance of the Optional Equity Consideration, the Company entered into a Registration Rights Agreement, dated December 31, 2010, with Encore Operating L.P. (the “Registration Rights Agreement”).  Pursuant to the Registration Rights Agreement, the Company has agreed to register for resale the Optional Equity Consideration promptly upon a request made by the Selling Parties after July 31, 2011 and has agreed, subject to certain limitations, to allow the Selling Parties to participate in certain offerings that the Company may conduct in the future.

Pursuant to the terms of the Purchase Agreement, the parties have also agreed that Encore Operating, L.P. will not sell any Company Units issued as Optional Equity Consideration until July 31, 2011; provided that beginning on July 1, 2011, Encore Operating, L.P. may make sales of a portion of the Optional Equity Consideration, in compliance with and pursuant to the provisions of Rule 144 promulgated under the Securities Act of 1933 applicable to an “affiliate” as defined therein.

The description of the Registration Rights Agreement in this Item 1.01 is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Administrative Services Agreement

Also in connection with closing of the Acquisition, VNG entered into a Second Amended and Restated Administrative Services Agreement, dated December 31, 2010, with ENP, ENP GP, Encore Operating, L.P., Encore Energy Partners Operating LLC (the “Operating Company”) and Denbury (the “Services Agreement”).  The Services Agreement was amended solely to add VNG as a party and provide for VNG to assume the rights and obligations of Encore Operating and Denbury under the previous administrative services agreement going forward.

Pursuant to the Services Agreement, VNG will provide certain general and administrative services to ENP, ENP GP and the Operating Company (collectively, the “ENP Group”) in exchange for a quarterly fee of $2.06 per barrel of oil equivalent, or BOE, of the ENP Group’s total net oil and gas production for the most recently-completed quarter, which fee is paid by ENP (the “Administrative Fee”).  The Administrative Fee is subject to certain index-related adjustments on an annual basis.  ENP also is obligated to reimburse VNG for all third-party expenses it incurs on behalf of the ENP Group.  These terms are identical to the terms under which Denbury and Encore Operating provided administrative services to the ENP Group prior to the amendment and restatement of the Services Agreement.

The description of the Services Agreement in this Item 1.01 is qualified in its entirety by reference to the full text of the Services Agreement, which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Amendments to Second Amended and Restated Credit Agreement and Term Loan Agreement

On December 31, 2010, VNG entered into that certain Fourth Amendment to Second Amended and Restated Credit Agreement (the “Fourth Amendment”) among Citibank, N.A., as Administrative Agent and L/C Issuer, the Lenders party thereto and VNG.  The Fourth Amendment, among other things, contains certain amendments necessary to exclude ENP GP’s pledge of the general partners interests issued by ENP that it owns as collateral securing the loans and other extensions of credit made to VNG pursuant to the Second Amended and Restated Credit Agreement.  Additionally, the Fourth Amendment clarifies the amounts guarantied by subsidiaries of VNG pursuant to guaranty agreements previously delivered by such subsidiaries.

On December 31, 2010, VNG entered into that certain First Amendment to Term Loan Agreement (the “First Amendment”) among BNP Paribas, as Administrative Agent, the Lenders party thereto and VNG.  The First Amendment, among other things, contains certain amendments necessary to exclude ENP GP’s pledge of the general partners interests issued by ENP that it owns as collateral securing the loans and other extensions of credit made to VNG pursuant to the Term Loan Agreement.

The descriptions of the Fourth Amendment and First Amendment in this Item 1.01 is qualified in its entirety by reference to the full text of the Term Loan Amendment and Credit Facility Amendment, which are filed as Exhibits 10.3 and 10.4 hereto, respectively, and incorporated herein by reference.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On December 31, 2010, the Company and VNG completed the Acquisition, as further described under Item 1.01 above, which disclosures are incorporated into this Item 2.01 by reference.

ENP is a publicly-traded Delaware limited partnership engaged in the acquisition, exploitation, and development of oil and natural gas properties. ENP’s properties and oil and natural gas reserves are located in the Big Horn Basin in Wyoming and Montana; the Permian Basin in west Texas and New Mexico; the Williston Basin in North Dakota and Montana; and the Arkoma Basin in Arkansas and Oklahoma.  ENP GP owns a 1.10% general partnership interest in ENP.

The description of the Acquisition contained in this Item 2.01 does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 17, 2010 and is incorporated herein by reference.

Item 3.02.  Unregistered Sales of Equity Securities.

The issuance of the Optional Equity Consideration to Encore Operating, L.P. was an unregistered sale of equity securities made in reliance on an exemption from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof.  The issuance of the Optional Equity Consideration is further described under Item 1.01 above, which disclosures are incorporated into this Item 3.02 by reference.

Item 7.01 Regulation FD Disclosure.

On January 3, 2011, the Company issued a press release announcing the completion of the Acquisition.  A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished pursuant to Item 7.01 in this Current Report on Form 8-K, including Exhibits 99.1 and 99.5, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that section, unless the Partnership specifically states that the information is considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933 or the Exchange Act.

Item 8.01.  Other Events.

In connection with the closing of the Acquisition, as further described under Item 1.01 above, the Company adopted policies relating to the conflicts of interest among the Company, ENP GP and ENP that may arise in connection with certain business opportunities (the “Business Opportunity Policy”).  The Business Opportunity Policy addresses (i) standards for independence and separateness of the Boards of Directors of the Company, ENP GP and the Conflicts Committees of the respective Boards of Directors in the event of a material transaction between either the Company, on one hand, and ENP on the other hand, and (ii) procedures for the apportionment of business opportunities between the Company and ENP.

The description of the Business Opportunity Policy in this Item 8.01 is qualified in its entirety by reference to the full text of the Business Opportunity Policy, which is filed as Exhibit 99.2 hereto and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired.

On December 2, 2010, the Company filed on Form 8-K the audited consolidated financial statements of ENP for the years ended December 31, 2009, 2008 and 2007 and the unaudited consolidated financial statements of ENP for the three and nine month periods ended September 30, 2010 and 2009, in satisfaction of the requirements of Item 9.01(a) of Form 8-K. The historical financial information included under Item 9.01 of the Company’s Form 8-K filed on December 2, 2010 is incorporated into this Item 9.01 by reference.

(b)  Pro Forma Financial Information.

On December 2, 2010, the Company filed on Form 8-K the pro forma financial information required by Item 9.01(b) of Form 8-K and Article 11 of Regulation S-X.  The pro forma financial information included under Item 9.01 of the Company’s Form 8-K filed on December 2, 2010 is incorporated into this Item 9.01 by reference.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION
Exhibit 10.1	Registration Rights Agreement, dated December 31, 2010, by and between Vanguard Natural Resources, LLC and Encore Operating, L.P.
Exhibit 10.2
Second Amended and Restated Administrative Services Agreement, dated December 31, 2010, by and among Vanguard Natural Gas, LLC, Denbury Resources Inc., Encore Energy Partners GP LLC, Encore Energy Partners LP, Encore Operating, L.P. and Encore Energy Partners Operating LLC.

Exhibit 10.3	First Amendment, dated December 31, 2010, to Term Loan Agreement among Vanguard Natural Gas, LLC, BNP Paribas, as Administrative Agent, and the Lenders party thereto.
Exhibit 10.4
Fourth Amendment, dated December 31, 2010, to Second Amended and Restated Credit Agreement among Vanguard Natural Gas, LLC, Citibank, N.A., as Administrative Agent and L/C Issuer, and the Lenders party thereto.

Exhibit 99.1	Press Release dated January 3, 2011.
Exhibit 99.2	Business Opportunity Policy adopted by Vanguard Natural Resources, LLC as of December 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANGUARD NATURAL RESOURCES, LLC

By:              /s/ Scott W. Smith
Name:         Scott W. Smith
Title:           President and Chief Executive Officer
January 3, 2011

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
Exhibit 10.1	Registration Rights Agreement, dated December 31, 2010, by and between Vanguard Natural Resources, LLC and Encore Operating, L.P.
Exhibit 10.2
Second Amended and Restated Administrative Services Agreement, dated December 31, 2010, by and among Vanguard Natural Gas, LLC, Denbury Resources Inc., Encore Energy Partners GP LLC, Encore Energy Partners LP, Encore Operating, L.P. and Encore Energy Partners Operating LLC.

Exhibit 10.3	First Amendment, dated December 31, 2010, to Term Loan Agreement among Vanguard Natural Gas, LLC, BNP Paribas, as Administrative Agent, and the Lenders party thereto.
Exhibit 10.4
Fourth Amendment, dated December 31, 2010, to Second Amended and Restated Credit Agreement among Vanguard Natural Gas, LLC, the Guarantors named therein, Citibank, N.A., as Administrative Agent and L/C Issuer, and the Lenders party thereto.

Exhibit 99.1	Press Release dated January 3, 2011.
Exhibit 99.2	Business Opportunity Policy adopted by Vanguard Natural Resources, LLC as of December 31, 2010.